Exhibit 6(ff)

WHEN RECORDED MAIL TO:

GK Investment Property Holdings II, LLC

c/o GK Real Estate

257 E. Main Street, Suite 200

Barrington, IL 60010

Attn: John A. Benson, Jr.

Property:

1888 Green Oaks Road

Fort Worth, Texas 76116

This Space For Recorder’s Use Only

SIXTH AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS

AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this “Amendment”) is made as of January 1, 2026 by GK PREFERRED INCOME II (RIDGMAR) SPE, LLC, a Delaware limited liability company (“GK Trustor”) and 1551 KINGSBURY PARTNERS SPE, LLC, a Delaware limited liability company (“Kingsbury Trustor”, together with GK Trustor, individually or collectively, as the context requires, the “Trustor”), to and for the benefit of REBECCA S. CONRAD (“Trustee”) having an address at 2828 Routh Street, Suite 800, Dallas, Texas, as Trustee, for the benefit of GK INVESTMENT PROPERTY HOLDINGS II, LLC, a Delaware limited liability company (the “Beneficiary”).

RECITALS:

A.          Trustor executed and delivered that certain Deed of Trust, Assignment of Leases and Rents and Security Agreement (as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Deed of Trust”) dated as of August 16, 2021 to Trustee for the benefit of Beneficiary, covering certain real property located in Tarrant County, Texas, as more particularly described on Exhibit A hereto (the “Property”), which Deed of Trust was recorded in the Real Property Records of Tarrant County, Texas as Instrument No. D221240551, as amended by that certain First Amendment dated as of December 1, 2021 and recorded in the Real Property Records of Tarrant County, Texas as Instrument No. D221359538, as further amended by that certain Second Amendment dated as of January 1, 2022 and recorded in the Real Property Records of Tarrant County, Texas as Instrument No. D222066980, as further amended by that certain Third Amendment dated as of September 1, 2022 and recorded in the Real Property Records of Tarrant County, Texas as Instrument No. D222248352; as further amended by that certain Fourth Amendment dated as of November 1, 2022 and recorded in the Real Property Records of Tarrant County, Texas as Instrument No. D222272350; and further amended by that certain Fifth Amendment dated as of January 1, 2025 and recorded in the Real Property Records of Tarrant County, Texas as Instrument No. D225046581;

B.          The Deed of Trust secures the payment and performance of Trustor’s obligations under that certain Promissory Note dated as of July 30, 2021, made by Trustor to Beneficiary in the principal amount of Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00), as amended by that certain Substitute Promissory Note dated as of October 15, 2021, made payable to Beneficiary in the principal amount of Three Million Seven Hundred Thousand and 00/100 Dollars ($3,700,000.00), as further amended by that certain Substitute Promissory Note dated as of December 1, 2021, made payable to Beneficiary in the principal amount of Six Million Two Hundred Thousand and 00/100 Dollars ($6,200,000.00), as further amended by that certain Substitute Promissory Note dated as of January 1, 2022, made payable to Beneficiary in the principal amount of Six Million One Hundred Thousand and 00/100 Dollars ($6,100,000.00), as further amended by that certain Substitute Promissory Note dated as of September 1, 2022, made payable to Beneficiary in the principal amount of Six Million Forty-Seven Thousand Nine Hundred Thirty-One and 05/100 Dollars ($6,047,931.05); as further amended by that certain Substitute Promissory Note dated as of November 1, 2022 made payable to Beneficiary in the original principal sum of $6,292,065.23; as further amended by that certain Substitute Promissory Note dated January 1, 2024 made payable to Beneficiary in the original principal sum of $6,236,166.50; that certain Promissory Note dated January 31, 2024 made payable to Beneficiary in the original principal sum of $155,000.00; that certain Promissory Note dated April 19, 2024 made by Borrower in the original principal sum of $85,000.00; that certain Promissory Note dated October 16, 2024 made payable to Beneficiary in the original principal sum of $110,000.00; that certain Promissory Note dated December 11, 2024 in the original principal sum of $175,000.00; that certain Promissory Note dated December 17, 2024 in the original principal sum of $100,000.00; and that certain Substitute Promissory Note dated January 1, 2025 made payable to Beneficiary in the original principal sum of $6,816,728.98. (collectively, the “Original Note”); and

C.          Trustor has executed a certain Substitute Promissory Note dated as of January 1, 2026, made payable to Beneficiary in the principal amount of Seven Million Six Hundred Fifty-Six Thousand Thirty-Four and 09/100 Dollars ($7,656,034.09) (the “Substitute Note”). The Substitute Note is given in substitution for and replacement of the Original Note.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor agrees as follows:

1.          Incorporation of Recitals. The above and foregoing recitals are incorporated into and made part of this Amendment. All capitalized terms used herein and not otherwise defined shall have the meaning given in the Deed of Trust.

2.          Amendments to Deed of Trust. The Deed of Trust is hereby amended to provide as follows:

(a)          As used in the Deed of Trust, the term “Note” shall mean for all purposes the Substitute Note in the principal amount of Seven Million Six Hundred Fifty-Six Thousand Thirty-Four and 09/100 Dollars ($7,656,034.09), as such may be amended, modified, extended or renewed from time to time. The Deed of Trust shall be deemed to secure all indebtedness and obligations under the Substitute Note.

(b)          All terms and provisions of the Deed of Trust, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Trustor to Beneficiary. Upon the effective date hereof, Trustor hereby restates, ratifies and reaffirms each and every term and conditions set forth in the Deed of Trust as amended herein.

(c)          This Amendment shall constitute a “Loan Document” for all purposes.

3.          Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Substitute Note, as amended and restated.

4.          Miscellaneous.

(a)          This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

(b)          The signatories hereto state that they have read and understand this Amendment, that they intend to be legally bound by it and that they expressly warrant and represent that they are duly authorized and empowered to execute it.

(c)          Notwithstanding the execution of this Amendment by Beneficiary, the same shall not be deemed to constitute Beneficiary being deemed a venturer or partner of or in any way associated with Trustor nor shall privity of contract be presumed to have been established with any third party.

(d)          Trustor and Beneficiary each acknowledge that there are no other understandings, agreements or representations, either oral or written, express or implied, that are not embodied in the Loan Documents and this Amendment, which collectively represent a complete integration of all prior and contemporaneous agreements and understandings of Trustor and Beneficiary; and that all such prior understandings, agreements and representations are hereby modified as set forth in this Amendment. Except as expressly modified hereby, the terms of the Loan Documents are and remain unmodified and in full force and effect.

(e)          This Amendment shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

(f)          The paragraph and section headings used herein are for convenience only and shall not limit the substantive provisions hereof. All words herein which are expressed in the neuter gender shall be deemed to include the masculine, feminine and neuter genders. Any word herein which is expressed in the singular or plural shall be deemed, whenever appropriate in the context, to include the plural and the singular.

(g)          This Amendment may be executed in one or more counterparts, all of which, when taken together, shall constitute one original Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, Trustor has executed this Amendment dated as of the day and year first above written.

TRUSTOR:

GK PREFERRED INCOME II (RIDGMAR)
SPE, LLC, a Delaware limited liability company

By:	GK Development, Inc., its Manager

	By:	/s/ Garo Kholamian
Name: Garo Kholamian
Title: President

1551 KINGSBURY PARTNERS SPE, LLC, a
Delaware limited liability company

By:	GK Development, Inc., its Manager

	By:	/s/ Garo Kholamian
Name: Garo Kholamian
Title: President

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
) ss
COUNTY OF COOK	)

This instrument was acknowledged before me on January 1, 2026, by Garo Kholamian, the President of GK Development, Inc., an Illinois corporation, the Manager of GK Preferred Income II (Ridgmar) SPE, LLC, a Delaware limited liability company and 1551 Kingsbury Partners SPE, LLC, a Delaware limited liability company.

/s/ Jaime Gudino
Notary Public

My commission expires:

1/18/2026

EXHIBIT A

LEGAL DESCRIPTION

PARCEL 1

BEING A 33.647 ACRE TRACT OF LAND, OUT OF THE REVISED PLAT OF RIDGMAR MALL AN ADDITION TO THE CITY OF FORT WORTH, TEXAS, AS RECORDED IN PLAT VOLUME 386/107, PAGE 74, COUNTY RECORDS, TARRANT COUNTY, TEXAS, AND BEING A PORTION OF THAT TRACT OF LAND DESCRIBED IN A DEED TO J.C. PENNEY COMPANY, INC. AS RECORDED IN VOLUME 4737, PAGE 723 OF SAID COUNTY RECORDS, AND BEING LOCATED IN THE J. F. ELLIOT SURVEY, ABSTRACT N0.494, THE JOHN COLLETT SURVEY, ABSTRACT NO. 262, THE PETERSON PATE SURVEY, ABSTRACT NO. 202, AND THE J. D. FARMER SURVEY, ABSTRACT NO. 1970, TARRANT COUNTY, TEXAS, SAID TRACT BEING DESCRIBED AS FOLLOWS:

BEGINNING AT A FOUND X-CUT AT A NORTHEASTERLY ANGLE POINT OF TRACT IR, SAID PLAT BEING AT THE MOST NORTHERLY END OF A CORNER CLIP AT THE INTERSECTION OF THE WESTERLY RIGHT-OF-WAY LINE OF GREEN OAKS ROAD (A 80 FOOT RIGHT-OF-WAY) AND THE NORTHERLY RIGHT-OF-WAY LINE OF GENOA ROAD (A 60 FOOT RIGHT-OF-WAY), BEING ON THE WESTERLY LINE OF THAT TRACT OF LAND DESCRIBED BY DEED TO THE CITY OF FORT WORTH AS RECORDED IN VOLUME 5020, PAGE 570, SAID COUNTY RECORDS, SAME BEING THE BEGINNING OF A NON-TANGENT CURVE TO THE LEFT;

THENCE ALONG SAID RIGHT-OF-WAY LINE AND SAID NON-TANGENT CURVE TO THE LEFT, AN ARC DISTANCE OF 62.26 FEET, THROUGH A CENTRAL ANGLE OF 04°14’52”, HAVING A RADIUS OF 840.00 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 03°20’42” WEST, A DISTANCE OF 62.26 FEET TO A POINT;

THENCE NORTH 44°43’31“WEST, A DISTANCE OF 14.43 FEET TO A POINT;

THENCE SOUTH 90°00”00” WEST, A DISTANCE OF 93.14 FEET TO A POINT, SAME BEING THE BEGINNING OF A CURVE TO THE LEFT;

THENCE ALONG SAID CURVE TO THE LEFT, AN ARC DISTANCE OF 107.49 FEET, THROUGH A CENTRAL ANGLE OF 24°38’08”, HAVING A RADIUS OF 250,00 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 77°40’66” WEST, A DISTANCE OF 106.67 FEET TO THE END OF SAID CURVE;

THENCE SOUTH 65°21’52” WEST, A DISTANCE OF 12.22 FEET TO A POINT;

THENCE SOUTH 21°56’03 WEST, A DISTANCE OF 27.50 FEET TO FOUND P.K. NAIL;

THENCE SOUTH 21°29’47’’ EAST, A DISTANCE OF 174.95 FEET TO A POINT, SAME BEING THE BEGINNING OF A CURVE TO THE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 159.09 FEET, THROUGH A CENTRAL ANGLE OF 21°29’47”, HAVING A RADIUS OF 424.04 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 10°44’53” EAST, A DISTANCE OF 158.16 FEET TO A FOUND P.K. NAIL AT THE END OF SAID CURVE, SAME BEING THE BEGINNING OF A COMPOUND CURVE TO THE RIGHT;

THENCE ALONG SAID COMPOUND CURVE TO THE RIGHT, AN ARC DISTANCE OF 191.95 FEET, THROUGH A CENTRAL ANGLE OF 09°00’00”, HAVING A RADIUS OF 1222.00 FEET, THE LONG CHORP OF WHICH BEARS SOUTH 04 30’00” WEST, A DISTANCE OF 191.75 FEET TO THE END OF SAID CURVE;

THENCE SOUTH 09°00’00” WEST, A DISTANCE OF 20.61 FEET TO A FOUND HILTI NAIL;

THENCE SOUTH 90°00”00” WEST, A DISTANCE OF 44.55 FEET TO A POINT;

THENCE NORTH 09°00’00” EAST, A DISTANCE OF 27.58 FEET TO A FOUND P.K. NAIL, SAME BEING THE BEGINNING OF A CURVE TO THE LEFT;

THENCE ALONG SAID CURVE TO THE LEFT, AN ARC DISTANCE OF 185.04 FEET, THROUGH A CENTRAL ANGLE OF 09°00’00”, HAVING A RADIUS OF 1178.00 FEET, THE LONG CHORD OF WHICH BEARS NORTH 04°30’00” EAST, A DISTANCE OF 184.85 FEET, TO THE ENO OF SAID CURVE, SAME BEING THE BEGINNING OF A COMPOUND CURVE TO THE LEFT;

THENCE ALONG SAID COMPOUND CURVE TO THE LEFT, AN ARC DISTANCE OF 142.58 FEET, THROUGH A CENTRAL ANGLE OF 21°29’47”, HAVING A RADIUS OF 380.04 FEET, THE LONG CHORD OF WHICH BEARS NORTH 10°44’63” WEST, A DISTANCE OF 141.75 FEET TO A FOUND P.K. NAIL;

THENCE NORTH 21°29’47” WEST, A DISTANCE OF 196.75 FEET TO THE BEGINNING OF A CURVE TO THE LEFT;

THENCE ALONG SAID CURVE TO THE LEFT, AN ARC DISTANCE OF 365.30 FEET, THROUGH A CENTRAL ANGLE OF 68°30’13”, HAVING A RADIUS OF 305.53 FEET, THE LONG CHORD OF WHICH BEARS NORTH 55°44’54” WEST, A DISTANCE OF 343.92 FEET TO THE END OF SAID CURVE;

THENCE SOUTH 90°00’00” WEST, A DISTANCE OF 786.63 FEET TO THE BEGINNING OF A CURVE TO THE LEFT;

THENCE ALONG SAID CURVE TO THE LEFT, AN ARC DISTANCE OF 264.69 FEET, THROUGH A CENTRAL ANGLE OF 74°00’42”, HAVING A RADIUS OF 204.91 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 52”59’20” WEST, A DISTANCE OF 246.65 FEET TO A FOUND HILTI NAIL AT THE END OF SAID CURVE, SAME BEING THE BEGINNING OF A COMPOUND CURVE TO THE LEFT;

THENCE ALONG SAID COMPOUND CURVE TO THE LEFT, AN ARC DISTANCE OF 68.32 FEET, THROUGH A CENTRAL ANGLE OF 01°51’00”, HAVING A RADIUS OF 2116.00 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 16°03’42” WEST, A DISTANCE OF 68.32 FEET TO THE END OF SAID CURVE;

THENCE SOUTH 50°00’00” EAST, A DISTANCE OF 588.81 FEET TO A FOUND P.K. NAIL;

THENCE SOUTH 90°00’00” EAST, A DISTANCE OF 393.42 FEET TO A POINT;

THENCE SOUTH 00°00’00 WEST, A DISTANCE OF 103.00 FEET TO A POINT;

THENCE SOUTH 90°00’00” WEST, A DISTANCE OF 59.71 FEET TO A POINT;

THENCE SOUTH OO”OO’OO”WEST, A DISTANCE OF 19.67 FEET TO A POINT;

THENCE SOUTH 90°00’00” WEST, A DISTANCE OF 46.00 FEET TO A POINT;

THENCE SOUTH 00°00’00” WEST, A DISTANCE OF 236.00 FEET TO A POINT;

THENCE SOUTH 90”00’00” EAST, A DISTANCE OF 76.00 FEET TO A POINT;

THENCE SOUTH 00°00’00” WEST, A DISTANCE OF 20.33 FEET TO A POINT;

THENCE SOUTH 90°00’00” EAST, A DISTANCE OF 276.0 FEET TO A POINT;

THENCE SOUTH 50°00’00” EAST, 503.33 FEET TO A POINT, SAME BEING THE BEGINNING OF A NON-TANGENT CURVE TO THE LEFT;

THENCE ALONG SAID CURVE TO THE LEFT, AN ARC DISTANCE OF 90.05 FEET, THROUGH A CENTRAL ANGLE OF 07°56’14”, HAVING A RADIUS OF 650.00 FEET, THE LONG CHORD OF WHICH BEARS NORTH 07°11’01” EAST, A DISTANCE OF 89.97 FEET TO A POINT, SAME BEING THE BEGINNING OF A COMPOUND CURVE TO THE LEFT;

THENCE ALONG SAID COMPOUND CURVE TO THE LEFT, AN ARC DISTANCE OF 114.30 FEET, THROUGH A CENTRAL ANGLE OF 65°29’28”, HAVING A RADIUS OF 100.00 FEET, THE LONG QHORD OF WHICH BEARS NORTH 29°31’50’.’ WEST, A DISTANCE OF 108.18 FEET TO A POINT, SAME BEING THE BEGINNING OF A REVERSE CURVE TO THE RIGHT;

THENCE ALONG SAID REVERSE CURVE TO THE RIGHT, AN ARC DISTANCE OF 21.05 FEET, THROUGH A CENTRAL ANGLE OF 04”56’34”, HAVING A RADIUS OF 244.00 FEET, THE LONG CHORD OF WHICH BEARS NORTH 59”48’17” WEST, A DISTANCE OF 21.04 FEET TO A POINT, SAME BEING THE BEGINNING OF A COMPOUND CURVE TO THE RIGHT;

THENCE ALONG SAID COMPOUND CURVE TO THE RIGHT, AN ARC DISTANCE OF 129.52 FEET, THROUGH A CENTRAL ANGLE OF 51”32’00”, HAVING A RADIUS OF 144.00 FEET, THE LONG CHORD OF WHICH BEARS NORTH 31°34’00” WEST, A DISTANCE OF 125.20 FEET TO A POINT, SAME BEING THE BEGINNING OF A COMPOUND CURVE TO THE RIGHT;

THENCE ALONG SAID COMPOUND CURVE TO THE RIGHT, AN ARC DISTANCE OF 212.33 FEET, THROUGH A CENTRAL ANGLE OF 14°48’00”, HAVING A RADIUS OF 822.00 FEET, THE LONG CHORD OF WHICH BEARS NORTH 01”36’00” EAST, A DISTANCE OF 211.74 FEET TO A POINT;

THENCE NORTH 09°00’00” EAST, A DISTANCE OF 5.79 FEET TO A POINT;

THENCE SOUTH 90°00’00” EAST, A DISTANCE OF 44.55 FEET TO A FOUND P.K. NAIL;

THENCE SOUTH 09°00’00” WEST, A DISTANCE OF 12.76 FEET TO THE BEGINNING OF A CURVE TO THE LEFT;

THENCE ALONG SAID CURVE TO THE LEFT, AN ARC DISTANCE OF 200.96 FEET, “THROUGH A CENTRAL ANGLE OF 14”48’00”, HAVING A RADIUS OF 778.00 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 01°36’00” WEST, A DISTANCE OF 200.41 FEET TO THE END OF SAID CURVE, SAME BEING THE BEGINNING OF A COMPOUND CURVE;

THENCE ALONG SAID COMPOUND CURVE TO THE LEFT, AN ARC DISTANCE OF 89.94 FEET, THROUGH A CENTRAL ANGLE OF 51°32’00”, HAVING A RADIUS OF 100.00 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 31°34’00” EAST, A DISTANCE OF 86.94 FEET TO A FOUND HILT! NAIL, SAME BEING THE BEGINNING OF A COMPOUND CURVE TO THE LEFT;

THENCE ALONG SAID COMPOUND CURVE TO THE LEFT, AN ARC DISTANCE OF 121.40 FEET, THROUGH A CENTRAL ANGLE OF 34°46’39”, HAVING A RADIUS OF 200.00 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 74°43’20” EAST, A DISTANCE OF 119.54 FEET TO THE END OF SAID CURVE;

THENCE NORTH 87°53’21” EAST, A DISTANCE OF 31.48 FEET TO POINT;

THENCE NORTH 42°53’21” EAST, A DISTANCE OF 14.14 FEET TO A POINT ON SAID WEST RIGHT-OF-WAY LINE OF GREEN OAKS ROAD;

THENCE SOUTH 02°06’39” EAST, A DISTANCE OF 64.00 FEET ALONG SAID RIGHT-OF-WAY LINE TOA POINT;

THENCE NORTH 47°06’39“WEST, A DISTANCE OF 14.14 FEET DEPARTING SAID RIGHT-OF-WAY LINE TO POINT;

THENCE SOUTH 87°53’21” WEST, A DISTANCE OF 36.08 FEET TO A POINT; THENCE SOUTH 44°30’30” WEST, A DISTANCE OF 27.47 FEET TO A POINT;

THENCE SOUTH 01°01’38” WEST, A DISTANCE OF 22.51 FEET TO A POINT, SAME BEING THE BEGINNING OF A CURVE TO THE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 318.89 FEET, THROUGH A CENTRAL.AMGLE OF 26°19’39”, HAVING A RADIUS OF 694.00 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 14°11’28” WEST, A DISTANCE OF 316.10 FEET TO A FOUND X-CUT;

THENCE SOUTH 27°21’17” WEST, A DISTANCE OF 57.90 FEET TO A FOUND X-CUT, SAME BEING THE BEGINNING OF A CURVE TO THE LEFT;

THENCE ALONG SAID CURVE TO THE LEFT, AN ARC DISTANCE OF 269.22 FEET, THROUGH A CENTRAL ANGLE OF 25°27’15 HAVING A RADIUS OF 606.00 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 14°37’40” WEST, A DISTANCE OF 267.01 FEET TO A FOUND X-CUT AT THE END OF SAID CURVE;

THENCE SOUTH 01”54’02” WEST, A DISTANCE OF 93.37 FEET TO A FOUND P.K NAIL;

THENCE SOUTH 43°03’49” EAST, A DISTANCE OF 28.27 FEET TO A FOUND X-CUT;

THENCE SOUTH 88°01’40” EAST, A DISTANCE OF 25.63 FEET TO A FOUND X-CUT, SAME BEING THE BEGINNING OF A CURVE TO THE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 137.55 FEET, THROUGH A CENTRAL ANGLE OF 09°35’15 HAVING A RADIUS OF 822.00 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 83°17’02” EAST, A DISTANCE OF 137.39 FEET TO A FOUNDX-CUT;

THENCE NORTH 53°40’09” EAST, A DISTANCE OF 16.16 FEET TO A FOUND 1/2 INCH IRON ROD ON SAID WEST RIGHT-OF-WAY LINE OF GREEN .OAKS ROAD;

THENCE SOUTH 05°50’00” WEST, A DISTANCE OF 64.21 FEET ALONG SAID RIGHT-OF-WAY LINE TO A POINT;

THENCE NORTH 36°07’26” WEST, A DISTANCE OF 11.67 FEET DEPARTING SAID RIGHT-OF-WAY LINE TO A POINT, SAME BEING IN A NON-TANGENT CURVE TO THE LEFT;

THENCE ALONG SAID NON-TANGENT CURVE TO THE LEFT, AN ARC DISTANCE OF 138.76 FEET, THROUGH A CENTRAL ANGLE OF 10°13’09”, HAVING A RADIUS OF 778,0.0 FEET, THE LONG CHORD OF WHICH BEARS NORTH 82°58’05” WEST, A DISTANCE OF 138.58 FEET TO THE END OF SAID CURVE;

THENCE NORTH 88°01’40” WEST, A DISTANCE OF 25.56 FEET TO A POINT; THENCE SOUTH 46°56.’11” WEST, A DISTANCE OF 28.30 FEET TO A POINT;

THENCE SOUTH 01°54’02” WEST, A DISTANCE OF 32.67 FEET TO A FOUND X-CUT, SAME BEING

THE BEGINNING OF A CURVE TO THE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 528.94 FEET, THROUGH A CENTRAL ANGLE OF 88°05’58”, HAVING A RADIUS OF 344.00 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 45°57’01” WEST, A DISTANCE OF 478.36 FEET TO A FOUND Y-CUT;

THENCE SOUTH 90°00’00“WEST, A DISTANCE OF 382.17 FEET TO A FQUND X-CUT;

THENCE SOUTH 43°31’22” WEST, A DISTANCE OF 29.00 FEET TO A FOUND X-CUT, SAME BEING THE BEGINNING OF A NON-TANGENT CURVE TO THE LEFT;

THENCE ALONG SAID NON-TANGENT CURVE TO THE LEFT, AN ARC DISTANCE OF 344.44 FEET, THROUGH A CENTRAL ANGLE OF 70°59’22”, HAVING A RADIUS OF 278.00 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 38°26’57” EAST, A DISTANCE OF.322.83 FEET TO A FOUND Y-CUT;

THENCE SOUTH 73°56’40” EAST A DISTANCE OF 157.72 FEET TO A FOUND X-CUT, SAME BEING THE BEGINNING OF A CURVE TO THE LEFT;

THENCE ALONG SAID CURVE TO THE LEFT, AN ARC DISTANCE OF 91.27 FEET, THROUGH A CENTRAL ANGLE OF 06°43’20”, HAVING A RADIUS OF 77B.OO FEET, THE LONG CHORD OF WHICH BEARS SOUTH 77°18’27”’ EAST, A DISTANCE OF 91.22 FEET TO A FOUND X-CUT AT THE END OF SAID CURVE;

THENCE SOUTH 80°40’00” EAST, A DISTANCE OF 423.67 FEET TO A FOUND X-CUT;

THENCE SOUTH 09°20’00” WEST, A DISTANCE OF 64.00 FEET TO A 5/8 INCH IRON ROD ON THE NORTH RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY 30, SAID IRON ROD BEING THE MOST SOUTHERLY SOUTHEAST CORNER OF SAID TRACT IR;

THENCE NORTH 80°40’00” WEST, A DISTANCE OF 474.20 FEET ALONG SAID NORTH RIGHT-OF-WAY LINE TO A FOUND TEXAS HIGHWAY DEPARTMENT CONCRETE MONUMENT;

THENCE NORTH 73°55’00” WEST, A DISTANCE OF 204.88 FEET CONTINUING ALONG SAID NORTH RIGHT-OF-WAY LINE TO A FOUND 5/8 INCH IRON ROD;

THENCE NORTH 16°03’28” EAST, A DISTANCE OF 10.11 FEET TO A POINT, SAME BEING THE BEGINNING OF A NON-TANGENT CURVE TO THE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 403.04 FEET, THROUGH A CENTRAL ANGLE OF 71°42’55”, HAVING A RADIUS OF 322.00 FEET, THE LONG CHORD OF WHICH BEARS NORTH 38°05’10” WEST, A DISTANCE OF 377.24 FEET TO A FOUND Y-CUT;

THENCE NORTH 46°06’51” WEST, A DISTANCE OF 27.73 FEET TO A FOUND Y-CUT;

THENCE SOUTH 90° 00’ 00”, A DISTANCE OF 75.25 FEET TO A POINT, SAME BEING THE BEGINNING OF A CURVE TO THE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 210.53 FEET, THROUGH A CENTRAL ANGLE OF’30°36’54”, HAVING A RADIUS OF 394.00 FEET, THE LONG CHORD OF WHICH BEARS NORTH 74°41’33” WEST, A DISTANCE OF 208.03 FEET TO A FOUND Y-CUT;

THENCE SOUTH 30°36’54” WEST, A DISTANCE OF 77.97 FEET TO A POINT, THE BEGINNING OF A NON-TANGENT CURVE TO THE RIGHT;

THENCE ALONG SAID NON-TANGENT CURVE TO THE RIGHT, AN ARC DISTANCE OF 125.87 FEET, THROUGH A CENTRAL ANGLE OF 09”09’06”, HAVING A RADIUS OF 788.00 FEET, THE LONG CHORD OF WHICH BEARS NORTH 45°12’12“WEST, A DISTANCE OF 125.74 FEET TO THE END OF SAID CURVE;

THENCE NORTH 40°37’45“WEST, A DISTANCE OF 84.10 FEET TO A FOUND 5/8 INCH IRON ROD WITH PLASTIC CAP STAMPED “CARTER & BURGESS”;

THENCE NORTH 49°22’5” EAST, A DISTANCE OF 3.00 FEET TO A FOUND 5/8 INCH IRON ROD, SAME BEING THE BEGINNING OF A NON TANGENT CURVE TO THE RIGHT;

THENCE ALONG SAID NON-TANGENT CURVE TO THE RIGHT, AN ARC DISTANCE OF 145.88 FEET, THROUGH A CENTRAL ANGLE OF 10°38’52”, HAVING A RADIUS OF 785.00 FEET, THE LONG CHORD OF WHICH BEARS NORTH 35°18’19” WEST, A DISTANCE OF 145.67 FEET TO FOUND 5/8 INCH IRON ROD;

THENCE NORTH 29°58’53” WEST, A DISTANCE OF 69.89 FEET TO FOUND 5/8 INCH IRON ROD, SAME BEING THE BEGINNING OF A CURVE TO THE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 261.99 FEET, THROUGH A CENTRAL ANGLE OF 19°07’21”, HAVING A RADIUS OF 785.00 FEET, THE LONG CHORD OF WHICH BEARS NORTH 20°25’13” WEST, A DISTANCE OF 260.78 FEET TO FOUND 5/B INCH IRON ROD;

THENCE SOUTH 90°00’00” EAST, A DISTANCE OF 198.17 FEET TO A FOUND P.K. NAIL;

THENCE NORTH 00°00’00” EAST, A DISTANCE OF 279.22 FEET TO A POINT, SAID SAME BEING THE BEGINNING OF A CURVE TO THE LEFT;

THENCE ALONG SAID CURVE TO THE LEFT, AN ARC DISTANCE OF 68.12 FEET, THROUGH A CENTRAL ANGLE OF 21°55’34”, HAVING A RADIUS OF 178.00 FEET, THE LONG CHORD OF WHICH BEARS NORTH 10°57’47” WEST, A DISTANCE OF 67.70 FEET TO THE END OF SAID CURVE;

THENCE NORTH 60°00’00” EAST, A DISTANCE OF 44.35 FEET TO A FOUND P.K. NAIL, SAME BEING THE BEGINNING OF A NON-TANGENT CURVE TO THE RIGHT;

THENCE ALONG SAID NON-TANGENT CURVE TO THE RIGHT, AN ARC DISTANCE OF 91.19 FEET, THROUGH A CENTRAL ANGLE OF 23°32’03”, HAVING A RADIUS OF 222.00 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 11°46’01” EAST, A DISTANCE OF 90.55 FEET TO THE END OF SAID CURVE;

THENCE SOUTH 00°00’00” EAST, A DISTANCE OF 80.01 FEET TO A POINT; THENCE NORTH 52°44’00” EAST, A DISTANCE OF 495.08 FEET TO A POINT;

THENCE NORTH 00°00’00” EAST, A DISTANCE OF 533.31 FEET TO A FOUND Y CUT;

THENCE NORTH 50”00’00” WEST, A DISTANCE OF 694.08 FEET TO A POINT, SAME BEING THE BEGINNING OF A NON-TANGENT CURVE TO THE LEFT;

THENCE ALONG SAID NON-TANGENT CURVE TO THE LEFT, AN ARC DISTANCE OF 74.48 FEET, THROUGH A CENTRAL ANGLE OF 02°01’00”, HAVING A RADIUS OF2116.00 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 10°51’15” WEST, A DISTANCE OF 74.48 FEET, TO THE END OF SAID CURVE, SAME BEING THE BEGINNING OF A COMPOUND CURVE TO THE LEFT;

THENCE ALONG SAID COMPOUND CURVE TO THE LEFT, AN ARC DISTANCE OF 82.47 FEET, THROUGH A CENTRAL ANGLE OF 04”47’23”, HAVING A RADIUS OF 986.51 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 07°26’51” WEST, A DISTANCE OF 82.45 FEET TO THE END OF SAID CURVE;

THENCE SOUTH 05°03’09” WEST, A DISTANCE OF 245.51 FEET TO A FOUND X-CUT, SAME BEING THE BEGINNING OF A CURVE TO THE LEFT;

THENCE ALONG SAID CURVE TO THE LEFT, AN ARC DISTANCE OF 67.67 FEET, THROUGH A CENTRAL ANGLE OF 04°50’47”, HAVING A RADIUS OF 800.00 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 02°37’45” WEST, A DISTANCE OF 67.65 FEET TO A FOUND P.K. NAIL;

THENCE SOUTH 0°12’22” WEST, A DISTANCE OF 377.40 FEET TO A FOUND P.K. NAIL, SAME BEING THE BEGINNING OF A CURVE TO THE LEFT;

THENCE ALONG SAID CURVE TO THE LEFT, AN ARC DISTANCE OF 140.44 FEET, THROUGH A CENTRAL ANGLE OF 45°12’22”, HAVING A RADIUS OF 178.00 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 22°23’49” EAST, A DISTANCE OF 136.83 FEET TO FOUND P.K. NAIL;

THENCE SOUTH 45°00’00”, EAST, A DISTANCE OF 100.89 FEET TO A FOUND P.K. NAIL, SAME BEING THE BEGINNING OF A CURVE TO THE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 33.07 FEET, THROUGH A CENTRAL ANGLE OF 08°32’02”, HAVING A RADIUS OF 222.00 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 40°43’59” EAST, A DISTANCE OF 33,04 FEET TO FOUND P.K. NAIL;

THENCE SOUTH 60°00’00” WEST, A DISTANCE OF 44.35 FEET TO A FOUND P.K. NAIL, SAME BEING THE BEGINNING OF A NON-TANGENT CURVE TO THE LEFT;

THENCE ALONG SAID CURVE TO THE LEFT, AN ARC DISTANCE OF 21.52 FEET, THROUGH A CENTRAL ANGLE OF 06°55’34”, HAVING A RADIUS OF 178.00 FEET, THE LONG CHORD OF WHICH BEARS NORTH 41°32’13” WEST, A DISTANCE OF 21.50 FEET TO A FOUND P.K. NAIL;

THENCE NORTH 45°00’00“WEST, A DISTANCE OF 100.89 FEET TO THE BEGINNING OF A CURVE TO THE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 51.83 FEET, THROUGH A CENTRAL ANGLE OF. 13°22’38”, HAVING A RADIUS OF 222.00 FEET, THE LONG CHORD OF WHICH BEARS NORTH 38°18’41” WEST, A DISTANCE OF 51.71 FEET TO A FOUND X-CUT;

THENCE SOUTH 90°00’00” WEST, A DISTANCE OF 35.50 FEET TO A FOUND 5/8 INCH IRON ROD WITH PLASTIC CAP STAMPED “CARTER & BURGESS”;

THENCE NORTH 00°11’00”, EAST, A DISTANCE OF 219.80 FEET TO A POINT; THENCE SOUTH 89°56’41” EAST, A DISTANCE OF 2.21 FEET TO A POINT;

THENCE NORTH 00°12’22” EAST, A DISTANCE OF 274.69 FEET TO THE BEGINNING OF A CURVE TO THE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 71.39 FEET, THROUGH A CENTRAL ANGLE OF 04°50’47”, HAVING A RADIUS OF 844,00 FEET, THE LONG CHORD OF WHICH BEARS NORTH 02°37’45” EAST, A DISTANCE OF 71.37 FEET TO THE END OF SAID CURVE;

THENCE NORTH 05°03’09” EAST, A DISTANCE OF 245.51 FEET TO THE BEGINNING OF A CURVE TO THE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 86.15 FEET, THROUGH A CENTRAL ANGLE OF 04°47’23,” HAVING A RADIUS OF 1030.51 FEET, THE LONG CHORD OF WHICH BEARS NORTH 07°26’51” EAST, A DISTANCE OF 86.12 FEET TO THE END OF SAID CURVE, SAME BEING THE BEGINNING OF A COMPOUND CURVE TO THE RIGHT;

THENCE ALONG SAID COMPOUND CURVE TO THE RIGHT, AN ARC DISTANCE OF 231.69 FEET, THROUGH A CENTRAL ANGLE OF 06°08’45”, HAVING A RADIUS OF 2160.00 FEET, THE LONG CHORD OF WHICH BEARS NORTH 12°54’49” EAST, A DISTANCE OF 231.59 FEET TO THE END OF SAID CURVE, SAME BEING THE BEGINNING OF A COMPOUND CURVE TO THE RIGHT;

THENCE ALONG SAID COMPOUND CURVE TO THE RIGHT, AN ARC DISTANCE OF 321.53 FEE;T, THROUGH A CENTRAL ANGLE OF 74°00’42”, HAVING A RADIUS OF 248.91 FEET, THE LONG. CHORD OF WHICH BEARS NORTH 52°59’23” EAST, A DISTANCE OF 299.62 FEET TO THE END OF SAID CURVE;

THENCE SOUTH 90°00’00” EAST A DISTANCE OF 786.63 FEET TO A FOUND X-CUT, SAME BEING THE BEGINNING OF A CURVE TO THE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 358.94 FEET, THROUGH A CENTRAL ANGLE OF 58°50’18”, HAVING A RADIUS OF 349.53 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 60°34’51” EAST, 343.37 FEET TO A FOUND P.K. NAIL AT THE END OF SAID CURVE;

THENCE SOUTH 72°53’55” EAST, A DISTANCE OF 26.63 FEET TO A FOUND 1/2 IRON ROD;

THENCE NORTH 65°21’52” EAST, A DISTANCE OF 12.87 FEET TO A FOUND 5/8 INCH IRON ROD, SAME BEING THE BEGINNING OF A CURVE TO THE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 126.41 FEET, THROUGH A CENTRAL ANGLE OF 24°38’08”, HAVING A RADIUS OF 294.00 FEET, THE L.ONG CHORD OF WHICH BEARS NORTH 77°40’56” EAST, A DISTANCE OF 125.44 FEET TO A FOUND 1/2 INCH IRON ROD WITH PLASTIC CAP STAMPED “BRITTAIN AND CRAWFORD” AT THE END OF SAID CURVE;

THENCE SOUTH 90°00’00” EAST, A DISTANCE OF 98.11 FEET TO A POINT;

THENCE NORTH 48°06’43” EAST, A DISTANCE OF 11.84 FEET TO THE POINT OF BEGINNING AND CONTAINING 1,983,859 SQUARE FEET OR 45.543 ACRES OF LAND, SAVE AND EXCEPT TRACT II (NEIMAN MARCUS TRACT) AND THE MAY DEPARTMENT STORES TRACT WHICH ARE DESCRIBED AS FOLLOWS:

TRACT II (NEIMAN MARCUS TRACT)

BEIN ALL OF THE 9.266 ACRE TRACT II AS SHOWN ON THE REVISED .PLAT OF RIDGMAR MALL, AS RECORDED IN VOLUME 388/107, PAGE 74, TARRANT COUNTY PLAT RECORDS, SAID 9.266 ACRE TRACT BL;ING DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID TRACT II;

THENCE SOUTH 90°00’00” EAST, A DISTANCE OF 310.00 FEET TO A POINT;

THENCE. SOUTH 20°00’00” EAST, A DISTANCE OF 713.03 FEET TO A POINT, SAME BEING THE BEGINNING OF A NON-TANGENT CURVE TO THE RIGHT;

THENCE ALONG SAID NON-TANGENT CURVE TO THE RIGHT, AN ARC DISTANCE OF 164.48 FEET, THROUGH A CENTRAL ANGLE OF 31°24’48”, HAVING A RADIUS OF 300.00 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 74°17’36” WEST, A DISTANCE OF 162.43 FEET TO THE END OF SAID CURVE;

THENCE SOUTH 90°00’00” WEST, A DISTANCE OF 541.51 FEET TO A FOUND Y-CUT, SAME BEING THE BEGINNING OF A CURVE TO THE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT,.AN ARC DISTANCE OF 111.35 FEET, THROUGH A CENTRAL ANGLE OF 18°13’42”, HAVING A RADIUS OF 350.00 FEET, THE LONG CHORD OF WHICH BEARS NORTH 80°53’09” WEST, A DISTANCE OF 110.88 FEET TO THE END OF SAID CURVE;

THENCE NORTH 20°00’00” EAST, 741.13 FEET TO THE POINT OF BEGINNING AND CONTAINING 9.266 ACRES OR 403,628 SQUARE FEET OF LAND.

MAY  DEPARTMENT STORES TRACT

BEING 2.630 ACRE TRACT OF LAND AND BEING A PORTION OF TRACT 1-R, OF THE REVISED PLAT OF RIDGMAR MALL, AN ADDITION TO THE CITY OF FORT WORTH, TARRANT COUNTY, TEXAS AS RECORDED IN VOLUME 388/107, PAGE 74, PLAT RECORDS, TARRANT COUNTY, TEXAS, SAID TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS;

COMMENCING AT THE NORTHEAST CORNER OF TRACT II AS SHOWN IN THE PLAT RECORDED IN VOLUME 388/107 PAGE 74, OF SAID PLAT RECORDS;

THENCE NORTH 06”14’14” EAST, A DISTANCE OF 110.65 FEET TO THE POINT OF BEGINNING;

THENCE NORTH 45°00’00” WEST, A DISTANCE OF 14.14 FEET TO A POINT;

THENCE NORTH 00°00’00” WEST, A DISTANCE OF 75.00 FEET TO A POINT;

THENCE SOUTH 90°00’00” WEST, A DISTANCE OF 20.00 FEET TO A POINT;

THENCE NORTH 00°00’00” WEST, A DISTANCE OF 250.00 FEET TO A POINT;

THENCE NORTH 45°00 00” EAST, A DISTANCE OF 14.14 FEET, TO A POINT;

THENCE SOUTH 90°00’00” EAST, A DISTANCE OF 50.00 FEET TO A POINT;

THENCE NORTH 00°00’00” WEST, A DISTANCE OF 9.50 FEET TO A POINT;

THENCE SOUTH 90°00’00” EAST, A DISTANCE OF 275.50 FEET TO A POINT, SAME BEING THE BEGINNING OF A CURVE TO THE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 31.42 FEET, THROUGH A CENTRAL ANGLE OF 90°00’00”, HAVING A RADIUS OF 20.00 FEET AND A LONG CHORD OF SOUTH 45°00’00” EAST, A DISTANCE OF 28.28 FEET TO A POINT;

THENCE SOUTH 00°00’00” EAST, A DISTANCE OF 279.00 FEET TO A POINT, SAME BEING THE BEGINNING OF A CURVE TO THE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 31.42 FEET, THROUGH A CENTRAL ANGLE OF 90°00’00”, HAVING A RADIUS OF 20.00 FEET AND A LONG CHORD OF SOUTH 45°00’00” WEST, A DISTANCE OF 28.28 FEET TO A POINT;

THENCE SOUTH 90°00’00 WEST, A DSTANCE OF 215.50 FEET TO A POINT;

THENCE SOUTH 00°00’00” EAST, A DISTANCE OF 25.50 FEET TO A POINT;

THENCE SOUTH 90°00’00” WEST, A DISTANCE OF 55.00 FEET TO A POINT;

THENCE SOUTH 00°00’00” EAST, A DISTANCE OF 10.00 FEET TO A POINT;

THENCE SOUTH 90°00’00” WEST, A DISTANCE OF 35.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 114,573 SQUARE FEET OR 2.630ACRES OF LAND, MORE OR LESS.

LEAVING A NET AREA FOR PARCEL I OF 1,465,658 SQUARE FEET OR 33.647 ACRES OF LAND, MORE OR LESS.

PARCEL II:

TRACT VI, RIOGMAR MALL ADDITION, AN ADDITION TO THE CITY OF FORT WORTH, TARRANT COUNTY, TEXAS, ACCORDING TO THE PLAT RECORDED IN VOLUME 388-107, PAGE 74, PLAT RECORDS, TARRANT COUNTY, TEXAS.

PARCEL Ill;

TRACT VII, RIDGMAR MALL ADDITION, AN ADDITION TO THE CITY OF FORT WORTH, TARRANT COUNTY, TEXAS, ACCORDING TO THE PLAT RECORDED IN VOLUME 388-107, PAGE 74, PLAT RECORDS, TARRANT COUNTY, TEXAS.

PARCEL IV:

FRINGE SITE, TRACT V, PARCEL 3C, RIDGMAR MALL ADDITION, AN ADDITION TO THE CITY OF FORT WORTH, TARRANT COUNTY, TEXAS, ACCORDING TO THE PLAT RECORDED IN VOLUME 388 109, PAGE 94, PLAT RECORDS, TARRANT COUNTY, TEXAS.

PARCEL V:

NON-EXCLUSIVE EASEMENTS FOR THE BENEFIT OF THE MALL SITE PURSUANT TO THE EASEMENT AND OPERATING AGREEMENT DATED NOVEMBER 1, 1974, RECORDED IN VOLUME 5740, PAGE 867; FIRST AMENDMENT TO EASEMENT AND OPERATING AGREEMENT RECORDED IN VOLUME 6047, PAGE 617; AND PURSUANT TO SECTIONS 19, 20, 21 AND 22, IN TWO-PARTY EASEMENT AND OPERATING AGREEMENT DATED JULY 1, 1976, RECORDED IN VOLUME 6047, PAGE 811, DEED RECORDS, TARRANT COUNTY, TEXAS, AS AFFECTED BY CONFIRMING AGREEMENT RECORDED IN VOLUME 6047, PAGE 939; CONSENT AND WAIVERS RECORDED IN VOLUME 6246, PAGE 679 AND VOLUME 6246, PAGE 685; ASSIGNMENTS RECORDED IN VOLUME 631.9, PAGE 680 AND VOLUME 9119, PAGE 1200; MEMORANDUM OF SUPPLEMENTAL AGREEMENT RECORDED IN VOLUME 13122, PAGE 182, DEED RECORDS OF TARRANT COUNTY, TEXAS; ASSIGNMENT AND ASSUMPTION OF REA RECORDED APRIL 11, 2005 UNDER DOCUMENT NO. 0205100829, BEING LOCATED OVER THE FOLLOWING DESCRIBED PROPERTY;

A. NEIMAN MARCUS SITE:

TRACT II, OF THE REVISED PLAT OF RIDGMAR MALL, AN ADDITION TO THE CITY OF’ FORT WORTH, TARRANT COUNTY, TEXAS, ACCORDING TO THE PLAT RECORDED IN VOLUME 388-107, PAGE 74, PLAT RECORDS, TARRANT COUNTY, TEXAS.

B. PENNEY SITE:

TRACT IIIR, OF THE REVISED PLAT OF RIDGMAR MALL, AN ADDITION TO THE CITY OF FORT WORTH, TARRANT COUNTY, TEXAS, ACCORDING TO THE PLAT RECORDED IN VOLUME 388-107, PAGE 74, PLAT RECORDS, TARRANT COUNTY, TEXAS.

C. DILLARD SITE;

TRACT IVR, OF THE REVISED PLAT OF RIDGMAR MALL, AN ADDITION TO THE CITY OF FORT WORTH, TARRANT COUNTY, TEXAS, ACCORDING TO THE PLAT RECORDED IN VOLUME 388-107, PAGE 74, PLAT RECORDS, TARRANT COUNTY, TEXAS.

D. SEARS SITE;

TRACT VIII, OF THE REVISED PLAT OF RIDGMAR MALL, AN ADDITION TO THE CITY OF FORT WORTH, TARRANT COUNTY, TEXAS, ACCORDING TO THE PLAT RECORDE,D IN V,OLUME 388-107, PAGE 74, PLAT RECORDS, TARRANT COUNTY, TEXAS.

E. MAY DEPARTMENT STORES TRACT:

BEING 2.630 ACRE TRACT OF LAND AND BEING A PORTION OF TRACT 1R, OF THE REVISED PLAT OF RIDGMAR MALL, AN ADDITION TO THE CITY OF FORT WORTH, TARRANT COUNTY, TEXAS AS RECORDED IN VOLUME 388/107, PAGE 74, PLAT RECORDS, TARRANT COUNTY, TEXAS, SAID TRACT BEING MORE PARTICULARLY DESCRIBED BY MEATS AND BOUNDS AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF TRACT II AS SHOWN IN THE PLAT RECORDED IN VOLUME 88/107 PAGE 74, OF SAID PLAT RECORDS;

THENCE NORTH 06°14’14” EAST, A DISTANCE OF 110.65 FEET TO THE POINT OF BEGINNING;

THENCE NORTH 45°00’00” WEST, A DISTANCE OF 14.14 FEET TO A POINT;

THENCE NORTH 00°00’00” WEST, A DISTANCE OF 75.00 FEET TO A POINT;

THENCE SOUTH 90°00’00” WEST, A DISTANCE OF 20.00 FEET TO A POINT;

THENCE NORTH 00°00’00” WEST, A DISTANCE OF 250.00 FEET TO A POINT; THENCE NORTH 45°00’ 00” EAST, A DISTANCE OF 14.14 FEET, TO A POINT;

THENCE SOUTH 90°00’00” EAST, A DISTANCE OF 50.00 FEET TO A POINT;

THENCE NORTH 00°00’00” WEST, A DISTANCE OF 9.50 FEET TO A POINT;

THENCE SOUTH 90°00’00” EAST, A DISTANCE OF 275.50 FEET TO A POINT, SAME BEING THE BEGINNING OF A.CURVE TO THE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 31.42 FEET, THROUGH A CENTRAL ANGLE OF 90°00’00”, HAVING A RADIUS OF 20.00 FEET AND A LONG CHORD OF SOUTH 45°00’00” EAST, A DISTANCE OF 28.28 FEET TO A POINT;

THENCE SOUTH 00°00’00” EAST, A DISTANCE OF 279.00 FEET TO A POINT, SAME BEING THE BEGINNING OF A CURVE TO THE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 31.42 FEET, THROUGH A CENTRAL ANGLE OF 90°00’00”, HAVING A RADIUS OF 20.00 FEET AND A LONG CHORD OF SOUTH 45°00’00” WEST, A DISTANCE OF 28.28 FEET TO A POINT;

THENCE SOUTH 0°00’00” WEST, A DISTANCE OF 215.50 FEET TO A POINT;

THENCE SOUTH 00°00’00” EAST, A DISTANCE OF 25.50 FEET TO A POINT;

THENCE SOUTH 90°00’00” WEST, A DISTANCE OF 55.00 FEET TO A POINT;

THENCE SOUTH 00°00’00” EAST, A DISTANCE OF 10.00 FEET TO A POINT;

THENCE SOUTH 90°00’00” WEST, A DISTANCE OF 35.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 114,573 SQUARE FEET OR 2.630 ACRES OF LAND, MORE OR LESS.

PARCEL VI:

A TRACT OF LAND OUT OF THE J.F, ELLIOTT SURVEY ABSTRACT NO, 494 AND THE JOHN NUGENT SURVEY ABSTRACT NO. 1173, FORT WORTH, TARRANT COUNTY, TEXAS AND AS DESCRIBED IN THE DEED FROM SHOPCO 129 LIMITED PARTNERSHIP TO RM OP 129 LIMITED PARTNERSHIP, RECORDED IN VOLUME 17006, PAGE 55, DEED

RECORDS OF TARRANT COUNTY, TEXAS, AND DESCRIBED AS FOLLOWS:

BEGINNING AT A FOUND 5/8 IRON ROD, BEING THE SAME POJNT AS DESCRIBED BY THE TWELFTH CALL OF THE SECOND TRACT IN THE DEED TO I. M. LEONARD VOLUME 2952, PAGE 578 OF THE DEED RECORDS OF TARRANT COUNTY, TEXAS SAID POINT BEING IN THE WEST LINE OF RIDGMAR MALL AS SHOWN ON PLAT RECORDED IN VOLUME 388-1 07, PAGE 75 OF THE DEED RECORDS OF TARRANT COUNTY, TEXAS AND BEING IN THE NORTH RIGHT-OF-WAY LINE OF THE TEXAS DEPARTMENT OF TRANSPORTATION (TXDOD HIGHWAYS, STATE HIGHWAY NO. 183 AND INTERSTATE HIGHWAY NO. 30;

THENCE NORTH 89°51’22“WEST, A DISTANCE OF 100.00 FEET ALONG THE SAID TXDOT RIGHT-OF-WAY LINE TO A FOUND 5/8 INCH IRON ROD;

THENCE NORTH 16°41’22” WEST, A DISTANCE OF 421.80 FEET CONTINUING WITH THE STATE HIGHWAY NO. 183 EAST RIGHT-OF-WAY LINE TO A FOUND TXDOT MONUMENT;

THENCE NORTH 00°27’38” EAST, A DISTANCE OF 144.90 FEET TO A FOUND TXDOT MONUMENT, SAME BEING THE BEGINNING OF A CURVE TO TI-IE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 946.93 FEET, THROUGH A CENTRAL ANGLE OF 19°30’48”, HAVING A RADIUS OF 2780.40 FEET, THE LONG CHORD OF WHICH BEARS NORTH 10a13’02” EAST, A DISTANCE OF 942.36 FE:ET TO A FOUND ‘T’ CUT IN THE FACE OF A CURB, BEING IN THE WESTLINE OF A TRACT TO TXDOT RECORDED IN VOLUME 110583, PAGE 2053, SAID COUNTY RECORDS, SAME BEING THE BEGINNING OF A NON-TANGENT CURVE TO THE RIGHT

THENCE ALONG SAID NON-TANGENT CURVE TO THE; RIGHT, AN ARC DISTANCE OF 589.89 FEET, THROUGH A CENTRAL ANGLE OF 11°00’48”, HAVING A RADIUS OF 3068.80 FEET, THE LONG CHORD OF WHICH BEARS SOUTH 05°21’46” EAST, A DISTANCE OF 588,97 FEET TO A FOUND 6/8 INCH IRON ROD, BEING THE SOUTH CORNER OF THE SAID TXDOT TRACT, SAME BEING ON THE WEST LINE OF THE SAID RIDGMAR MALL;

THENCE SOUTH 00°08’38” WEST, WITH THE WEST LINE OF THE SAID RIDGMAR MALL, A DISTANCE OF 890.20 FEET TO THE POINT OF BEGINNING AND CONTAINING 5.518 ACRES OR 240,365 SQUARE FEET OF LAND, MORE OR LESS.

Sard PARCEL VI being the same property described by metes and bounds in Deed from RM OP 129 LIMITED PARTNERSHIP to WM RIDGMAR, L.P. recorded April 11, 2005 under Tarrant County Clerk’s Document No. D205100828

BASIS OF BEARINGS IS THE REVISED PLAT OF RIDGMAR MALL, AS RECORDED IN VOLUME 388- 107, PAGE 74, PLAT RECORDS, TARRANT COUNTY, TEXAS.

PARCEL VII:

STREET/ROAD ACCESS EASEMENT RIGHTS AS CREATED AND DEFINED UNDER TERMS, CONDITIONS AND STIPULATIONS CONTAINED IN INSTRUMENTS RECORDED IN VOLUME 4693, PAGE 784, AS AFFECTED BY INSTRUMENT EXECUTED BY FORT WORTH NATIONAL BANK, TRUSTEE TO J.C. PENNEY COMPANY, INC., DATED JUNE 10, 1969, RECORDED IN VOLUME 4737, PAGE 723 AND IN VOLUME 5020, PAGE 670, ALL OF THE DEED RECORDS OF TARRANT COUNTY, TEXAS.